Prudential Retirement

Security Annuity

PROSPECTUS: May 1, 2007

This prospectus describes the Prudential Retirement Security Annuity, a flexible premium deferred annuity (the “annuity” or “contract”) offered by Prudential Retirement Insurance and Annuity Company (“PRIAC”, the “company”, “we”, “our” or “us”) and the PRIAC Variable Contract Account A. The annuity may be offered as an individual annuity contract or as an interest in a group annuity. When offered as an interest in a group annuity, “contract” or “annuity” also means any certificate providing rights and benefits to a person designated in the certificate. This prospectus describes important features of the annuity and what you should consider before purchasing the annuity. The annuity or certain of its investment options or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations. For more information about variations applicable to your state, please refer to your contract.

The annuity is sold exclusively to fund individual retirement accounts, within the meaning of Section 408 of the Internal Revenue Code of 1986, as amended (the “Code”), that are for the benefit of participants electing a direct rollover from certain retirement plans funded with a PRIAC group annuity that provides for the transfer to this contract of the Prudential IncomeFlex guaranteed withdrawal benefit the participant has under the retirement plan. We may require the custodian of the individual retirement account be our designated affiliate. These eligible investors, in addition to such direct rollover amounts, may contribute additional purchase payments to the annuity subject to our underwriting guidelines and the Code.

If you are purchasing the annuity as a replacement for existing variable annuity or variable life coverage, you should consider, among other things, any surrender or penalty charges you may incur when replacing your existing coverage. Before purchasing this annuity, you also should consider whether its features and benefits meet your needs and goals. In particular, you should consider the relative features, benefits and costs of this annuity compared with those in your retirement plan or elsewhere before transferring assets from the plan to this annuity. PRIAC is a wholly-owned subsidiary of The Prudential Insurance Company of America.

The Funds

The annuity offers a variety of variable investment options, each a sub-account of the PRIAC Variable Contract Account A, that invests in an underlying mutual fund portfolio. Currently, each sub-account invests in one of the following portfolios of the Advanced Series Trust: AST Capital Growth Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Conservative Asset Allocation Portfolio, and the AST Preservation Asset Allocation Portfolio.

Please Read this Prospectus

Please read this prospectus before purchasing the annuity and keep it for future reference. The accompanying prospectuses for the underlying mutual funds contain important information about the mutual funds. When you invest in a variable investment option, you should read the underlying mutual fund prospectus and keep it for future reference.

To Learn More About Prudential Retirement Security Annuity

To learn more about the Prudential Retirement Security Annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2007. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. PRIAC may also file other reports with the SEC. All of these filings can be reviewed and copied at the SEC’s offices, and can also be obtained from the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. (See SEC file number 333-139334). You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Retirement Security Annuity SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is set forth in Section 10 of this prospectus.

For a free copy of the SAI, call us at (877) 778-2100, or write to us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

The SEC has not determined that this contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise. Investment in a variable annuity contract is subject to risk, including the possible loss of your money. An investment in the annuity is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

Part I Summary

Prudential Retirement Security Annuity Prospectus

Glossary

We have tried to make this prospectus as easy to read and understand as possible. By the nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. Certain terms within this prospectus are described within the text where they appear. The descriptions of those terms may not be repeated in this glossary.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends on your annuity date (defined below), or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving annuity payments, the value of your contract minus any charge we impose for premium taxes.

ANNUAL GUARANTEED WITHDRAWAL AMOUNT

Under the terms of the Prudential IncomeFlex benefit, an amount that you may withdraw each Birthday Year as long as the Participant lives (if the optional Prudential IncomeFlex Spousal Benefit is elected, then until the last to die of the Participant and spouse). The annual income amount is set initially as a percentage of the Protected Income Base, but will be adjusted to reflect subsequent purchase payments, Excess Withdrawals and any Step-Up.

ANNUITANT

The person whose life determines the amount of annuity payments that will be paid.

ANNUITY DATE

The date you elect to begin annuity payments (annuitization). We define annuity payments below.

ANNUITY OPTIONS

Options under the contract that define the frequency and duration of annuity payments. In your contract, we also refer to these as payout or annuity options. See Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase”.

ANNUITY PAYMENTS

Payments made on or after your annuity date in accordance with the annuity option you select. Annuity payments under the payout or annuity options are not withdrawals, including withdrawals under the Prudential IncomeFlex benefit. See in Section 5, “Withdrawals with the Prudential IncomeFlex Benefit” for more information about guaranteed withdrawals.

ANNUITY PHASE

The period that begins with the annuity date and ends when there are no further annuity payments due under the annuity option you select.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

BIRTHDAY

Each anniversary of the Participant’s date of birth. If this date is not a business day, then the Birthday will be the last business day immediately preceding the anniversary of the Participant’s date of birth.

BIRTHDAY YEAR

Each year beginning on the Birthday and ending on the last business day preceding the next Birthday.

BUSINESS DAY

A day on which the New York Stock Exchange is open for business. Our business day generally ends at 4:00 p.m. Eastern time. Our business day may close earlier, for example, if regular trading on the New York Stock Exchange closes early.

CODE

The Internal Revenue Code of 1986, as amended.

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Glossary continued

CONTRACT DATE

The date we accept your initial purchase payment and all necessary paperwork in good order at the Prudential Retirement Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER OR YOU

The person entitled to the ownership rights under the contract. With an annuity issued as a certificate under a group annuity contract, the person designated in the certificate as having the rights and benefits in the certificate.

CONTRACT VALUE

The total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

DEATH BENEFIT

If a death benefit is payable, the beneficiary you designate will receive the contract value. See Section 4, “What Is The Death Benefit?”

ELIGIBLE INVESTMENT

The investment options offered under a Retirement Plan when used to receive the guarantees of the Retirement Plan Prudential IncomeFlex benefit.

EXCESS WITHDRAWALS

Withdrawals in each Birthday Year in excess of the Annual Guaranteed Withdrawal Amount. Each Excess Withdrawal reduces your Annual Guaranteed Withdrawal Amount in the same proportion as the contract value was reduced by the Excess Withdrawal. See Section 5, “What is the Prudential IncomeFlex Benefit?”

GOOD ORDER

An instruction received at the Prudential Retirement Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.

GUARANTEED WITHDRAWAL PERCENTAGE

The percentage of the Protected Income Base used to determine the Annual Guaranteed Withdrawal Amount. This percentage generally equals 5% if you attained age 65 at the time you lock in your guaranteed withdrawals, or 4% if you did not attain age 65. If you elect the spousal benefit, then the age of the younger of you and your spouse would be used to determine this percentage.

HIGHEST BIRTHDAY VALUE

For purposes of determining the Protected Income Base, the greater of (a) the adjusted Retirement Plan Highest Birthday Value on the date the rollover transaction is executed, and (b) the highest contract value attained on the last business day immediately prior to each of the Participant’s Birthdays until the Participant attains (or would have attained) age 70. This value is adjusted for withdrawals. See Section 5, “What is the Prudential IncomeFlex Benefit”.

INDIVIDUAL RETIREMENT ACCOUNT (IRA)

Individual retirement accounts within the meaning of Section 408 of the Code. We may require that the custodian of the IRA funded by the annuity be our designated affiliate. This contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the contract must be issued to a custodial account established as an IRA.

INVESTED PURCHASE PAYMENTS

Your purchase payments (which we define below) less any deduction we make for any tax charge.

LOCK-IN DATE

The date you elect to lock in your Annual Guaranteed Withdrawal Amount under this annuity. You must attain age 55 to select a Lock-In Date (both you and your spouse must attain age 55 to select a Lock-In Date for the Prudential IncomeFlex Spousal Benefit).

PRUDENTIAL INCOMEFLEX BENEFIT

A standard feature of the annuity that guarantees your ability to withdraw a percentage of an initial notional value called the Protected Income Base for your life if certain conditions are satisfied. A charge for this guarantee is deducted from the value of your investment options.

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PRUDENTIAL INCOMEFLEX SPOUSAL BENEFIT, OR SPOUSAL BENEFIT

An optional version of the Prudential IncomeFlex benefit available for an additional charge. If elected and certain conditions are satisfied, then the Spousal Benefit extends guaranteed withdrawals until the last to die of you and your spouse.

PARTICIPANT

A participant in a Retirement Plan who has a Retirement Plan Prudential IncomeFlex benefit.

PROTECTED INCOME BASE

The Protected Income Base is used to determine the Annual Guaranteed Withdrawal Amount. Your Protected Income Base is equal to the greatest of: (A) the Roll-Up Value; (B) the Highest Birthday Value; and (C) the contract value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the contract value on the Business Day prior to the Lock-In Date).

PRUDENTIAL RETIREMENT SERVICE CENTER

For general correspondence or express overnight mail: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789. The phone number is (877) 778-2100. Prudential’s Web site is www.prudential.com.

PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. Generally, subject to limits of the Code, you can make additional purchase payments at any time during the accumulation phase.

RETIREMENT PLAN

An employment based retirement plan funded with a PRIAC group annuity that permits you or your spouse to transfer to this contract your Retirement Plan Prudential IncomeFlex Benefit.

RETIREMENT PLAN GUARANTEED WITHDRAWAL PERCENTAGE

The percentage of the Retirement Plan Protected Income Base used to determine the Retirement Plan Annual Guaranteed Withdrawal Amount. This percentage generally equals 5% if you attained age 65 at the time you locked in your guaranteed withdrawals, or 4% if you did not attain age 65. If you elected the spousal benefit, then the age of the younger of you and your spouse would be used to determine this percentage.

RETIREMENT PLAN HIGHEST BIRTHDAY VALUE

The Highest Birthday Value as determined under the Retirement Plan Prudential IncomeFlex benefit.

RETIREMENT PLAN PRUDENTIAL INCOMEFLEX BENEFIT

The Prudential IncomeFlex guaranteed withdrawal benefit as offered through a Retirement Plan.

RETIREMENT PLAN PRUDENTIAL INCOMEFLEX SPOUSAL BENEFIT

The Prudential IncomeFlex Spousal Benefit as offered through a Retirement Plan.

RETIREMENT PLAN ROLL-UP VALUE

The Roll-Up Value as determined under the Retirement Plan Prudential IncomeFlex benefit.

ROLL-UP VALUE

For purposes of determining the Protected Income Base, the adjusted Retirement Plan Roll-Up Value on the date the rollover transaction is executed, growing 5% per year, plus subsequent purchase payments growing 5% per year, until the Participant attains (or would have attained) age 70. This value is adjusted for withdrawals. Please see Section 5, “What is the Prudential IncomeFlex Benefit?”

SEPARATE ACCOUNT

Purchase payments allocated to the variable investment options are held by us in a separate account called the PRIAC Variable Contract Account A. The separate account is set apart from all of the general assets of PRIAC.

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Prudential Retirement Security Annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

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STEP-UP VALUE

5% of the contract value (4% of the contract value if your Guaranteed Withdrawal Percentage is 4%) as of the last business day immediately prior to each of the Participant’s Birthdays following the Lock-In Date.

TAX DEFERRAL

This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that this annuity will be held in a tax favored plan (an IRA), which already provides tax deferral regardless of whether it invests in annuity contracts. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity Contract?”

VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of PRIAC that invests in a particular mutual fund is referred to in your contract as a sub-account.

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Summary Of Contract Expenses

The purpose of this summary is to help you to understand the costs you will pay for the Prudential Retirement Security Annuity. The following tables describe the fees and expenses you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses you will pay when you buy the contract, surrender the contract, or transfer cash value between investment options.

For more detailed information, including additional information about current and maximum charges, see Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity Contract?” The accompanying individual mutual fund prospectuses contain detailed expense information about the underlying mutual funds.

CONTRACT OWNER TRANSACTION EXPENSES

Maximum Transfer Fee
Each transfer after 12 in a contract year[1]	$30.00

Charge for Premium Tax Imposed on us by certain States/Jurisdictions[2]
0% to 3.5% of Contract Value

1: Currently, we do not impose a transfer fee. As shown in the table, we may begin to charge a transfer fee up to a maximum of $30 for each transfer after the twelfth in a contract year, but we have no current intention to do so.

2: For additional information see Taxes Attributable to Premium in Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity?”.

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Summary Of Contract Expenses continued

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying mutual fund fees and expenses.

PERIODIC ACCOUNT EXPENSES

Maximum Annual Contract Fee[3]
$150.00

Maximum Insurance And Administrative Expenses With The Indicated Benefit
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE SUB-ACCOUNTS

	Base Incomeflex Benefit		With Optional Spousal Incomeflex Benefit
DESCRIPTION	Maximum Charge	Current Charge	Maximum Charge	Current Charge
Insurance and Administrative Charge[4]	1.60%	0.50%	1.60%	0.50%
Base Prudential IncomeFlex Benefit[5]	1.45%	0.95%	1.45%	0.95%
Total Annual Charge with Base IncomeFlex Benefit[6]	3.05%	1.45%
Optional Spousal Prudential IncomeFlex Benefit[7]			0.60%	0.50%
Total Annual Charge with optional Spousal Prudential IncomeFlex Benefit[8]			3.65%	1.95%

3: Currently, we waive this fee. As shown in the table, we can increase this fee in the future up to a maximum of $150, but we have no current intention to do so.

4: Currently, this charge is 0.50%. As shown in the table, we can increase that charge up to a maximum of 1.60%, but we have no current intention to do so. Any increase in this charge would apply immediately to the daily value of the contract. We will give you written notice before increasing this charge.

5: Currently, this charge is 0.95%. As shown in the table, we can increase that charge up to a maximum of 1.45%, but we have no current intention to do so. Any increase in this charge would apply only to new purchase payments and Step-Up transactions after the effective date of the increase. We will give you written notice before increasing this charge.

6: The total annual charge is the sum of the maximum insurance and administrative charge and the maximum charge for the base Prudential IncomeFlex benefit.

7: Currently, this additional charge is 0.50% (with the required Base benefit, the total current charge for the Spousal IncomeFlex benefit is 1.45%). As shown in the table, we can increase the additional charge up to 0.60% (with the required Base benefit the total maximum charge for the Spousal IncomeFlex benefit is 2.05%), but we have no current intention to do so. Any increase in this charge would apply only to new purchase payments and Step-Up transactions after the effective date of the increase. We will give you written notice before increasing this charge.

8: The total annual charge includes the maximum insurance and administrative charge and the maximum total charge for the optional Prudential IncomeFlex spousal benefit.

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TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES

The next item shows the minimum and maximum total operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses) charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail on each underlying mutual fund’s fees and expenses is contained below and in that fund’s prospectus. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2006. Fund expenses are not fixed or guaranteed by the Prudential Retirement Security Annuity contract, and may vary from year to year.

	MINIMUM	MAXIMUM
Total Annual Underlying Mutual Fund Operating Expenses	1.05%	1.12%

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS, IN %)
	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses	Acquired Portfolio Fees & Expenses[1]	Total Annual Portfolio Operating Expenses[2]
AST Capital Growth Asset Allocation	None	0.15%	None	0.02%	0.95%	1.12%
AST Balanced Asset Allocation	None	0.15%	None	0.02%	0.90%	1.07%
AST Conservative Asset Allocation	None	0.15%	None	0.04%	0.89%	1.08%
AST Preservation Asset Allocation	None	0.15%	None	0.08%	0.82%	1.05%

1 Each Portfolio invests in shares of other Portfolios of the Fund (the Acquired Portfolios). In addition, each Portfolio may invest otherwise uninvested cash in the Dryden Core Investment Fund (Money Market and/or Short-Term Bond Series).

Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios and/or Dryden Core Investment Fund. The expenses shown in the column “Acquired Portfolio Fees and Expenses” represent a weighted average of the expense ratios of the Acquired Portfolios and/or Dryden Core Investment Fund, in which the Portfolios invested during the year ended December 31, 2006. The Portfolios do not pay any transaction fees when they purchase and redeem shares of the Acquired Portfolios.

Where “Acquired Portfolio Fees and Expenses” are less than 0.01%, such expenses are included in the column titled “Other Expenses.” This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2 Prudential Investments LLC and AST Investment Services, Inc. have voluntarily agreed to waive a portion of their management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows, may be discontinued or otherwise modified at any time. Each of the Portfolios: 0.20%.

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Expense Examples

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying mutual fund fees and expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of any of the mutual funds, which do not reflect any expense reimbursements or waivers. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables that follow.

Example 1: Base Single Life Prudential IncomeFlex Benefit

This example assumes that:

•	You invest $10,000 in Prudential Retirement Security Annuity;
•	You have the base Prudential IncomeFlex benefit;
•	You allocate all of your assets to the variable investment option having the maximum total operating expenses;
•	Your investment has a 5% return each year; and
•	The mutual fund’s total operating expenses remain the same each year.

Example 2: Optional Spousal Prudential IncomeFlex Benefit

This example assumes that:

•	You invest $10,000 in Prudential Retirement Security Annuity;
•	You choose the optional Prudential IncomeFlex spousal benefit;
•	You allocate all of your assets to the variable investment option having the maximum total operating expenses;
•	Your investment has a 5% return each year; and
•	The mutual fund’s total operating expenses remain the same each year.

Because this contract has no withdrawal charges, your costs are not impacted by whether or not you choose to make withdrawals. Your actual costs may be higher or lower, but below are examples of what your costs would be based on these assumptions.

EXPENSES WITH BASE SINGLE LIFE PRUDENTIAL INCOMEFLEX BENEFIT

EXAMPLE 1:
1 YR	3 YRS	5 YRS	10 YRS
$565	$1,684	$2,788	$5,484

Notes for Expense Examples:

These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. Premium taxes are not reflected in these examples. Depending on the state you live in, a charge for premium taxes may apply. Your actual fees will vary based on the amount of your contract and your specific allocation(s). These examples do not reflect minimum initial purchase payment requirements. Please see Section 6, “ How Can I Purchase The Prudential Retirement Security Annuity?”

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EXPENSES WITH OPTIONAL PRUDENTIAL INCOMEFLEX SPOUSAL BENEFIT

EXAMPLE 2:
1 YR	3 YRS	5 YRS	10 YRS
$623	$1,845	$3,037	$5,886

FINANCIAL STATEMENTS

The financial statements of PRIAC are included in the Statement of Additional Information. The separate account had not commenced operations or engaged in any financial transactions as of December 31, 2006, and therefore separate account financial statements are not included in the Statement of Additional Information. For a free copy of the SAI, call us at (877) 778-2100, or write to us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

A table of accumulation unit values has not been included because accumulation units were not offered for sale prior to May 1, 2007.

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Summary For Sections 1–10

For a more complete discussion of the following topics, see the corresponding section in Part II of the prospectus.

SECTION 1

What Is The Prudential Retirement Security Annuity?

The Prudential Retirement Security Annuity is a contract between you, the owner, and us, the insurance company. The contract allows you to invest assets contributed to a custodial IRA in the contract, which provides variable investment options, certain withdrawal and annuity benefits and a death benefit. The contract is intended for retirement savings or other long-term investment purposes.

The variable investment options available under the contract offer the opportunity for a favorable return that can increase your contract value. However, this is NOT guaranteed. It is possible, due to market changes, that your contract value may decrease in value.

You can invest your money in any or all of the variable investment options. With certain restrictions, you may also transfer assets among the variable investment options.

The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the annuity phase. During the accumulation phase, any earnings grow on a tax-deferred basis and are generally taxed as income only when you make withdrawals, including withdrawals under the Prudential IncomeFlex benefit. The annuity phase starts when you begin receiving annuity payments from your contract. The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the annuity phase. Other factors will affect the amount of your payments, such as age, gender and the payout option you select.

We may amend the contract as permitted by law. For example, we may add new features to the contract. Subject to applicable law, we determine whether or not to make such contract amendments available to contracts that already have been issued.

If you change your mind about owning the contract, you may cancel your contract within 10 days after receiving it (or whatever time period is required by applicable law). Generally, you will receive a refund equal to your contract value (plus the amount of any fees or other charges) as of the date you surrendered your contract. This time period is referred to as the “Free Look” period. Note that the individual retirement account this annuity funds may separately provide an unconditional refund period. Please refer to your individual retirement account documents for more information.

SECTION 2

What Investment Options Can I Choose?

You can invest your money in one or more of four variable investment options. The variable investment options are classified according to their investment style, and to assist you in evaluating these options a brief description of each portfolio’s investment objective and key policies is set forth in Section 2.

Depending upon market conditions, you may earn or lose money in any of these options. Your contract value will fluctuate with the investment performance of the mutual fund portfolios underlying the variable investment options you choose. Past performance is not a guarantee of future results.

SECTION 3

What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)

During the annuity phase, commonly called “annuitization,” you may choose from several annuity payment options, including guaranteed payments for life. Once you begin receiving regular annuity payments, you generally cannot change your payment plan.

Note that during the accumulation phase, the Prudential IncomeFlex benefit (discussed in Section 5) also provides guaranteed minimum income protection for your life in the form of guaranteed withdrawals. These guaranteed withdrawals do not require annuitization.

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SECTION 4

What Is The Death Benefit?

If the owner dies before the annuity phase of the contract begins, the person(s) or entity chosen as beneficiary generally will receive the contract value.

SECTION 5

What Is The Prudential IncomeFlex (SM) Benefit?

The Prudential IncomeFlex benefit guarantees your ability to withdraw a designated amount from the annuity annually, subject to our rules regarding the timing and amount of withdrawals. This annual guaranteed withdrawal amount is equal to a percentage of an initial notional value (called the “Protected Income Base”), regardless of the impact of market performance on your actual contract value. This benefit is designed to provide an annual withdrawal amount for life. You must attain age 55 before starting Prudential IncomeFlex guaranteed withdrawals (both you and your spouse must attain age 55 to begin guaranteed withdrawals with the spousal benefit).

Prudential IncomeFlex is a standard feature of the annuity that applies to the annuitant automatically. The spousal benefit is optional and may be elected for an additional charge. The current charge for the base Prudential IncomeFlex benefit is a daily fee equal on an annual basis to 0.95% of the contract value (1.45% if the optional spousal benefit is elected).

SECTION 6

How Can I Purchase The Prudential Retirement Security Annuity?

The contract is available only to investors transferring funds directly from a retirement plan in which they have a Prudential IncomeFlex benefit to an individual retirement account. You can purchase this contract, unless we agree otherwise and subject to our rules, with a minimum initial purchase payment of $20,000. You must get our prior approval for any initial and additional purchase payment of $1 million or more, unless we are prohibited under applicable state law from insisting on such prior approval. Generally, subject to the Code, you can make additional purchase payments at any time during the accumulation phase of the contract. Our Retirement Investment Counselors can help you fill out the proper forms. This contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the contract must be issued to a custodial account established as an IRA.

SECTION 7

What Are The Expenses Associated With The Prudential Retirement Security Annuity?

The contract has insurance features and investment features, and there are costs related to each.

•	Each year we deduct a contract maintenance charge of up to $150.00. Currently, we waive this charge.
•

For insurance and administrative costs, we also deduct daily a charge of up to an annual rate of 1.60% based on the average daily value of all assets allocated to the variable investment options. This charge is currently 0.50%.

•	We also deduct a charge for the Prudential IncomeFlex benefit (see Section 5, “What is the Prudential IncomeFlex benefit?”). The current daily cost is equivalent to an annual charge of:
•	Up to 1.45% with the base Prudential IncomeFlex benefit. This charge is currently 0.95%; or
•	Up to 2.05% if you choose the optional Prudential IncomeFlex spousal benefit. This charge is currently 1.45% (i.e., 0.50% more than the base Prudential IncomeFlex charge).

There are also expenses associated with the underlying mutual funds. For 2006, the fees of these funds ranged from 1.05% to 1.12% annually. For certain funds, expenses are reduced by expense waivers and comparable arrangements. In general, these expense waivers and comparable arrangements are not guaranteed, and may be terminated at any time.

For more information, including details about other possible charges under the contract, see “Summary Of Contract Expenses” and Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity Contract?”

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Summary For Sections continued

SECTION 8

How Can I Access My Money?

You may withdraw money at any time during the accumulation phase. You may, however, be subject to income tax. If you make a withdrawal prior to age 59 1/2, you also may be subject to an additional tax penalty.

This contract provides an insurance benefit, called Prudential IncomeFlex, under which we guarantee that certain amounts will be available to you for withdrawal, regardless of market-related declines in your contract value. You are not required to withdraw these guaranteed amounts.

SECTION 9

What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?

This contract is offered exclusively to fund certain individual retirement accounts (IRAs). Because this contract is issued as a nonqualified annuity, the contract must be issued to a custodial account established as an IRA.

Generally, all amounts withdrawn from IRAs (excluding qualified distributions from Roth IRAs) are taxable and subject to a 10% penalty if withdrawn prior to age 59 1/2. Currently, this contract is not available to fund Roth IRAs.

SECTION 10

Other Information

This contract is issued by Prudential Retirement Insurance and Annuity Company, a wholly-owned subsidiary of The Prudential Insurance Company of America. The contract is sold through registered representatives of affiliated broker/dealers.

PART I

PRUDENTIAL RETIREMENT SECURITY ANNUITY PROSPECTUS    SUMMARY

Part II Sections 1–10

Prudential Retirement Security Annuity Prospectus

1:

What Is The Prudential Retirement

Security Annuity?

The Prudential Retirement Security Annuity is a contract between you, the owner, and us, the insurance company. Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed stream of payments upon annuitization that can begin any time after the first contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving these annuity payments. The date you elect to begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the annuity phase. The contract also permits you to make guaranteed withdrawals during the accumulation phase. See Section 5, “What is the Prudential IncomeFlexSM Benefit?”, for further details. These withdrawals are different than annuity payments.

Annuity contracts generally benefit from tax deferral when sold outside a tax-favored plan (generally called a non-qualified annuity). Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. This annuity is offered exclusively to fund certain individual retirement accounts (IRAs), which generally provide tax deferral without investing in an annuity contract. In other words, you need not purchase this contract to gain the preferential tax treatment provided by your IRA. Therefore, before purchasing this annuity, you should consider whether its features and benefits beyond tax deferral, including the income and death benefits, meet your needs and goals. You should consider the relative features, benefits and costs of this annuity compared with any other investments or benefits available through your retirement plan or elsewhere.

The Prudential Retirement Security Annuity is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among the variable investment options. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual fund associated with that variable investment option. Because the underlying mutual funds’ portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the annuity phase depends upon the value of your contract at the time you begin receiving payments.

As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant. The annuitant is the person who receives the annuity payments when the annuity phase begins. The annuitant is also the person whose life is used to determine the amount of these payments and how long (if applicable) the payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us. The optional Prudential IncomeFlex spousal benefit requires your spouse to be both your spouse and beneficiary when you elect the benefit and when you die. See Section 5, “What is the Prudential IncomeFlex Benefit?”

SHORT TERM CANCELLATION RIGHT OR “FREE LOOK”

If you change your mind about owning the Prudential Retirement Security Annuity, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Retirement Service Center at the address shown on the first page of this prospectus. Generally, you will receive a refund equal to your contract value (plus the amount of any fees or other charges) as of the date you surrendered your contract less applicable federal and state income tax withholding (or whatever amount is required by applicable law). Note that the individual retirement account this annuity funds may separately provide an unconditional refund period. Please refer to your individual retirement account documents for more information.

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2:

What Investment Options

Can I Choose?

The contract gives you the choice of allocating your purchase payments to any of the variable investment options.

The variable investment options invest in selected portfolios of the Advanced Series Trust, which is a mutual fund. The Advanced Series Trust sells shares to both variable annuity and variable life insurance separate accounts of different insurance companies, which could create the kinds of conflicts that are described in more detail in the current prospectus for the underlying mutual fund. The current prospectuses for the Advanced Series Trust portfolios available in your contract also contain important information about each of the underlying mutual funds in which your variable investment options invest. When you invest in a variable investment option funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference.

VARIABLE INVESTMENT OPTIONS

The following chart classifies each of the portfolios based on our assessment of their investment style (as of the date of this prospectus). The chart also lists each portfolio’s investment objective and a short, summary description of their investment policies to assist you in determining which portfolios may be of interest to you. There is no guarantee that any portfolio will meet its investment objective and you could lose money. The name of the adviser for each portfolio appears next to the description.

The portfolios of the Advanced Series Trust are co-managed by Prudential Investments LLC and AST Investment Services, Incorporated, which are both indirect, wholly-owned subsidiaries of Prudential Financial, Inc.

A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

PRIAC has entered into agreements with certain underlying portfolios and/or the investment adviser or distributor of such portfolios. PRIAC may provide administrative and support services to such portfolios pursuant to the terms of these agreements and under which it receives a fee of up to 0.10% annually (as of May 1, 2007) of the average assets allocated to the portfolio under the contract. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as sub-accounts.

In addition, the investment adviser, sub-adviser or distributor of the underlying portfolios may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the contract. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker/dealer firms’ registered representatives, plan sponsors and participants, and creating marketing material discussing the contract and the available options.

[SPACE INTENTIONALLY LEFT BLANK]

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2:

What Investment Options Can I Choose? continued

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISER

ADVANCED SERIES TRUST
Asset Allocation/ Balanced	AST Balanced Asset Allocation Portfolio: seeks the highest potential total return consistent with its specified level of risk tolerance. The Portfolio seeks to achieve its investment objective by investing primarily in one or more Portfolios of the Trust in accordance with its own asset allocation strategy. Under normal market conditions, the Portfolio will devote between 57.5% to 72.5% of its net assets to underlying portfolios investing primarily in equity securities, and 27.5% to 42.5% of its net assets to underlying portfolios investing primarily in debt securities and money market instruments.	AST Investment Services, Inc.; Prudential Investments LLC
Asset Allocation/ Balanced	AST Capital Growth Asset Allocation Portfolio: seeks the highest potential total return consistent with its specified level of risk tolerance. The Portfolio seeks to achieve its investment objective by investing primarily in one or more Portfolios of the Trust in accordance with its own asset allocation strategy. Under normal market conditions, the Portfolio will devote between 72.5% to 87.5% of its net assets to underlying portfolios investing primarily in equity securities, and 12.5% to 27.5% of its net assets to underlying portfolios investing primarily in debt securities and money market instruments.	AST Investment Services, Inc.; Prudential Investments LLC
Asset Allocation/ Balanced	AST Conservative Asset Allocation Portfolio: seeks the highest potential total return consistent with its specified level of risk tolerance. The Portfolio seeks to achieve its investment objective by investing primarily in one or more Portfolios of the Trust in accordance with its own asset allocation strategy. Under normal market conditions, the Portfolio will devote between 47.5% to 62.5% of its net assets to underlying portfolios investing primarily in equity securities, and 37.5% to 52.5% of its net assets to underlying portfolios investing primarily in debt securities and money market instruments.	AST Investment Services, Inc.; Prudential Investments LLC
Asset Allocation/ Balanced	AST Preservation Asset Allocation Portfolio: seeks the highest potential total return consistent with its specified level of risk tolerance. The Portfolio seeks to achieve its investment objective by investing primarily in one or more Portfolios of the Trust in accordance with its own asset allocation strategy. Under normal market conditions, the Portfolio will devote between 27.5% to 42.5% of its net assets to underlying portfolios investing primarily in equity securities, and 57.5% to 72.5% of its net assets to underlying portfolios investing primarily in debt securities and money market instruments.	AST Investment Services, Inc.; Prudential Investments LLC

TRANSFERS AMONG OPTIONS

Subject to certain restrictions, you can transfer money among the variable investment options. The minimum transfer amount is the lesser of $250 or the total amount in the investment option from which the transfer is to be made. Currently, we waive this minimum transfer amount. We have the right to begin imposing this minimum transfer amount for any future transfers.

In general, your transfer request may be made by telephone, electronically, or otherwise in paper form to the Prudential Retirement Service Center. We have procedures in place to confirm that instructions received by

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telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the business day on which it was received in good order by us, or by certain entities that we have specifically designated. Transfer requests received after the close of the business day will take effect at the end of the next business day.

During the contract accumulation phase, you can make up to 12 transfers each contract year, among the investment options, without charge. If you make more than 12 transfers in one contract year, you may be charged up to $30 for each additional transfer. For purposes of the 12 free transfers per year that we allow, we will treat multiple transfers that are submitted on the same business day as a single transfer. Currently, we waive this transfer charge. We have the right to begin imposing this charge for any future transfers.

REDEMPTION FEES AND ABUSIVE TRADING PRACTICES

The practice of making frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the annuity was not designed for persons who make programmed, large or frequent transfers.

We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same variable investment option within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as regularly scheduled or periodic distributions do not constitute prohibited excessive trading and will not be subject to these criteria.

In light of the risks posed by market timing/excessive trading to contract owners and other mutual fund investors, we monitor annuity transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all contract owners, and to take the other actions discussed below. We also reserve the right to refuse any transfer request from all or certain contract owners if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.

In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

•	Warning. Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to the contract owner.
•

Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. To the extent permitted by law, we will restrict a contract owner from trading through the Internet, phone or facsimile for all investment options available to the contract owner. In such case, the contract owner will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades of the underlying funds. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.

•

Action by an Underlying Fund. The portfolios may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract

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2:

What Investment Options Can I Choose? continued

owners who violate the excessive trading policies established by the portfolio. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

A portfolio also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that portfolio that occurs within a certain number of days following the date of allocation to the variable investment option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your contract value.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

SCHEDULED TRANSACTIONS

Scheduled transactions include systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) of the Internal Revenue Code of 1986, as amended (Code), and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a business day. In that case, the transaction will be processed and valued on the next business day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, and annuity payments only), the next business day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior business day.

VOTING RIGHTS

We are the legal owner of the shares of the underlying mutual funds used by the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as shares for which we receive instructions from contract owners. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of contract owners who actually vote will determine the ultimate outcome. We may change the way your voting instructions are calculated if it is required or permitted by federal or state regulation.

SUBSTITUTION

We may substitute one or more of the underlying mutual funds used by the variable investment options. We may also cease to allow investments in existing funds. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.

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3:

What Kind Of Payments Will I Receive During The

Annuity Phase? (Annuitization)

PAYMENT PROVISIONS

You can begin taking annuity payments any time after the first contract anniversary. We make the income plans described below available at any time before the annuity date. These plans are called “annuity options” or “settlement options.” During the annuity phase, all of the annuity options under this contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. Generally, once the annuity payments begin, the annuity option cannot be changed and you cannot make withdrawals or surrender the Contract.

IN ADDITION TO THE ANNUITY PAYMENT OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT THE PRUDENTIAL INCOMEFLEX BENEFIT OFFERS GUARANTEED INCOME IN THE FORM OF GUARANTEED WITHDRAWALS. THIS SECTION DOES NOT DESCRIBE PRUDENTIAL INCOMEFLEX. PLEASE SEE SECTION 5 OF THIS PROSPECTUS FOR ADDITIONAL INFORMATION ABOUT THE PRUDENTIAL INCOMEFLEX BENEFIT.

Option 1

Annuity Payments For A Fixed Period

Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the annuity phase, payments will continue to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump sum payment. The amount of the lump sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments.

Option 2

Life Income Annuity Option

Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments.

Other Annuity Options

We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your annuity date.

TAX CONSIDERATIONS

Your contract will be held in a custodial account established as an individual retirement account (IRA). Therefore, you should consider the required minimum distribution provisions of the Code requirements of the IRA when selecting your annuity option.

HOW WE DETERMINE ANNUITY PAYMENTS

Generally speaking, the annuity phase of the contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (fixed period annuities) or for the duration of the life of the annuitant (and possibly co-annuitant) (life annuities). There are certain assumptions that are common to both fixed period annuities and life annuities. In each type of annuity, we assume that the value you apply at the outset toward your annuity payments earns interest throughout the payout period. If our current annuity purchase rates on the annuity date are more favorable to you than the guaranteed rates stated below, we will make payments based on those more favorable rates.

Assumptions that we use for life annuities and fixed period annuities differ, as detailed in the following overview:

Fixed Period Annuities

Generally speaking, in determining the amount of each annuity payment under a fixed period annuity, we start

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3:

What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization) continued

with the adjusted contract value and add interest assumed to be earned over the fixed period. Using the interest in effect, we determine the benefit that can be supported during the guaranteed period such that the present value of the benefit payments equals the accumulated account balance. The life expectancy of the annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a fixed period that exceeds life expectancy.

Life Annuities

There are more variables that affect our calculation of life annuity payments. Most importantly, we make several assumptions about the annuitant’s or co-annuitant’s life expectancy.

Below are the standard assumptions that determine the guaranteed annuity benefit. As stated above, if current assumptions provide a more favorable benefit, the more favorable benefit will be paid.

•	2% Interest
•	8.25% Load
•	1950 Male Group Annuity Valuation Table, with age setback of 4.8 years plus one-fifth of the number of years from 1895 to the annuitant’s year of birth

In addition, certain states may require the use of assumptions that produce a more favorable benefit. When these requirements apply, the more favorable benefit will be paid.

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4:

What Is The

Death Benefit?

The death benefit feature protects the contract value for the beneficiary.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. A change of beneficiary will take effect on the date you sign the change request form, provided that we receive the form in good order. Unless an irrevocable beneficiary has been named, during the accumulation period you can change the beneficiary at any time before the owner dies.

The optional Prudential IncomeFlex spousal benefit requires your spouse to be both your spouse and beneficiary when you elect the benefit and when you die. See Section 5, “What is the Prudential IncomeFlex Benefit?”

CALCULATION OF THE DEATH BENEFIT

If the owner dies during the accumulation period, after we receive the appropriate proof of death and any other needed documentation (“due proof of death”), your beneficiary will receive the contract value as of the date we receive due proof of death. We require due proof of death to be submitted promptly.

PAYOUT OPTIONS

The beneficiary may, within 60 days of providing due proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

The death benefit payout options are:

Choice 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option. Payment as a transfer to another IRA titled as an inherited IRA would also be included in this payout option.

Choice 2. The payment of the entire death benefit within 5 years of the date of death of the owner.

Choice 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the owner.

If the beneficiary is the spouse of the owner at the time of the owner’s death, then the contract will continue and the spouse will become the owner. The spouse may, within 60 days of providing due proof of death, elect to take the death benefit under any of the payout options described above. In addition, the spouse can choose to defer payments until the IRA owner would have reached age 70 1/2 or can change title to the account to the spouse’s name.

The tax consequences to the beneficiary vary among the three death benefit payout options. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity Contract?”

Any portion of the death benefit not applied under Choice 3 within one year of the owner’s date of death must be distributed within five years of the date of death.

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5:

What Is The Prudential

IncomeFlexSM Benefit?

PRUDENTIAL INCOMEFLEXSM BENEFIT

The Prudential IncomeFlex benefit is a standard feature of the contract that guarantees your ability to withdraw amounts equal to a percentage of an initial notional value (called the “Protected Income Base”), regardless of the impact of market performance on your contract value (subject to our rules regarding the timing and amount of withdrawals). There are two options — one is the base benefit designed to provide an annual withdrawal amount for your life and the other is a spousal benefit designed to provide the same annual withdrawal amount until the last to die of you and your spouse.

The base Prudential IncomeFlex benefit and its daily charge apply to the contract automatically. It cannot be terminated without ending your contract. When deciding to purchase this contract, you should consider the costs and benefits of this feature. Generally, this benefit may be appropriate if you intend to make periodic withdrawals from your contract and wish to ensure that adverse market performance will not affect your ability to receive annual payments. You are not required to make withdrawals.

The Prudential IncomeFlex spousal benefit is optional. You may elect this benefit when you lock in your Annual Guaranteed Withdrawal Amount. There is an additional daily charge for this benefit, which applies only after the Lock-In Date. Once elected, the spousal benefit may not be revoked, and the additional daily charge will continue until your contract ends, even if your spouse dies before you or is otherwise ineligible for the spousal benefit due to divorce or beneficiary changes.

The Prudential IncomeFlex benefit is subject to certain restrictions described below.

Transfer of Retirement Plan Guarantees

This contract is sold exclusively to Participants who have a Prudential IncomeFlex benefit in connection with a Retirement Plan. This contract is designed to accept the transfer of certain Retirement Plan Prudential IncomeFlex benefit values in connection with a direct rollover of assets to an individual retirement account. In connection with the rollover transaction, each guarantee value described below will begin with a value equal to the corresponding Retirement Plan guarantee value, assuming a transfer of all Retirement Plan account assets invested in Eligible Investments. If less than 100% of assets invested in Eligible Investments are rolled over to the contract, then the initial guarantee values described below will be reduced proportionately.

If you purchase this contract prior to your Retirement Plan Guaranteed Withdrawal Lock-In Date, then your Retirement Plan Roll-Up and Highest Birthday Values will be used to determine your initial Roll-Up Value, Highest Birthday Value, and Protected Income Base under this contract. You also can choose whether to elect the Prudential IncomeFlex spousal benefit at the time you lock in your Annual Guaranteed Withdrawal Amount under this contract.

If you purchase this contract on or after your Retirement Plan Guaranteed Withdrawal Lock-In Date, then your Retirement Plan Annual Guaranteed Withdrawal Amount will be used to determine your initial Annual Guaranteed Withdrawal Amount under this contract. Your guaranteed withdrawals will be available immediately, and you will not establish a Roll-Up Value, Highest Birthday Value or Protected Income Base under this contract. If you elected the Retirement Plan Prudential IncomeFlex Spousal Benefit, then you will automatically receive and be charged for the Prudential IncomeFlex spousal benefit under this contract. If you purchase this contract on or after your Retirement Plan Guaranteed Withdrawal Lock-In Date, then you may not add or remove the spousal benefit after you purchase this contract.

This section continues with a description of the basic elements of the Prudential IncomeFlex benefit, including the Protected Income Base, Roll-Up Value, Highest Birthday Value and Annual Guaranteed Withdrawal Amount. Then this section describes and provides examples of how these elements apply in situations where you locked in your Prudential IncomeFlex benefit in your Retirement Plan before purchasing this contract. Next, this section explains how the elements apply when you lock in the benefit after purchasing this contract. Finally, this section covers

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withdrawals, the optional spousal benefit, step-ups and other special considerations with the Prudential IncomeFlex benefit.

Protected Income Base

The Protected Income Base is used to determine the Annual Guaranteed Withdrawal Amount. Your Protected Income Base is equal to the greatest of: (A) the Roll-Up Value; (B) the Highest Birthday Value; and (C) the contract value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the contract value on the business day prior to the Lock-In Date). In no event shall the Protected Income Base exceed $5,000,000. We reserve the right to increase this maximum.

Roll-Up Value

The initial Roll-Up Value is determined by your Retirement Plan Roll-Up Value. If this contract is purchased with 100% of the assets invested in Eligible Investments, then the initial Roll-Up Value equals the Retirement Plan Roll-Up Value on the date the rollover transaction is executed. If this contract is purchased with less than 100% of the assets invested in the Eligible Investments, then the initial Roll-Up Value shall be reduced proportionately. For example, if this contract is purchased with 60% of the assets invested in Eligible Investments, then the initial Roll-Up Value will be 60% of the Retirement Plan Roll-Up Value on the date the rollover transaction is executed. Your initial Roll-Up Value may be lower than the market value of assets transferred to purchase this contract, and therefore your initial Roll-Up Value may be lower than your initial contract value.

Unless limited by state law, the Roll-Up Value will then equal the initial Roll-Up Value growing 5% per year, plus the amount of any subsequent purchase payments growing at 5% per year from the application of the purchase payment to your contract, until the earlier of the date the Retirement Plan participant (the “Participant”) attains (or would have attained) age 70 or the Lock-In Date. The Roll-Up Value is also increased by the amount of purchase payments made after the Participant attains (or would have attained) age 70 and before the Lock-In Date.

Withdrawals prior to the Lock-In Date reduce your Roll-Up Value proportionately. Each withdrawal reduces the Roll-Up Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the contract value (before the contract value is reduced by the amount of the withdrawal).

Example — Proportional Reduction of Roll-Up Value

• Contract value:	$100,000
• Roll-Up Value:	$120,000
• Withdrawal:	$10,000
• Ratio of withdrawal to contract value ($10,000 / $100,000):	10%
• Roll-Up Value reduced by 10% , or	$12,000
• Adjusted Roll-Up Value:	$108,000

Highest Birthday Value

The initial Highest Birthday Value is determined by your Retirement Plan Highest Birthday Value. If this contract is purchased with 100% of the assets invested in Eligible Investments, then the initial Highest Birthday Value equals the Retirement Plan Highest Birthday Value on the date the rollover transaction is executed. If this contract is purchased with less than 100% of the assets invested in the Eligible Investments, then the initial Roll-Up Value shall be reduced proportionately. For example, if this contract is purchased with 60% of the assets invested in Eligible Investments, then the initial Highest Birthday Value will be 60% of the Retirement Plan Highest Birthday Value on the date the rollover transaction is executed. Your initial Highest Birthday Value may be lower than the market value of assets transferred to purchase this contract, and therefore your initial Highest Birthday Value may be lower than your initial contract value.

The Highest Birthday Value will then equal the greater of the initial Highest Birthday Value and the highest contract value attained on each of the Participant’s Birthdays, until the earlier of the date the Participant attains (or would have attained) age 70 or the Lock-In Date. Until the Lock-In Date, each Highest Birthday Value attained is also increased by the amount of subsequent purchase payments made.

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5:

What Is The Prudential IncomeFlexSM Benefit? continued

Withdrawals prior to the Lock-In Date reduce your Highest Birthday Value proportionately. Each withdrawal reduces the Highest Birthday Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the contract value (before the contract value is reduced by the amount of the withdrawal).

Example — Proportional Reduction of Highest Birthday Value

• Contract value:	$100,000
• Highest Birthday Value:	$120,000
• Withdrawal amount:	$10,000
• Ratio of withdrawal to contract value ($10,000 / $100,000):	10%
• Highest Birthday Value reduced by 10%, or	$12,000
• Adjusted Highest Birthday Value:	$108,000

Annual Guaranteed Withdrawal Amount

The Annual Guaranteed Withdrawal Amount is the amount we guarantee that you may withdraw from the contract each Birthday Year for your life, regardless of the impact of market performance on your contract value. The Annual Guaranteed Withdrawal Amount is subject to our rules regarding the timing and amount of withdrawals. In no event shall the Annual Guaranteed Withdrawal Amount under this contract exceed $250,000. We reserve the right to increase this maximum.

You may not lock in an Annual Guaranteed Withdrawal Amount that is less than $800. Therefore, your Protected Income Base must equal $16,000 or more to lock in guaranteed withdrawals ($20,000 or more if your Guaranteed Withdrawal Percentage is 4%). Before purchasing the contract, you should consider the description of Protected Income Base above to determine your ability to lock in guaranteed withdrawals. Your ability to lock in the Prudential IncomeFlex benefit is not guaranteed.

Lock-In Date Elected In Retirement Plan

If your Retirement Plan Lock-In Date was elected before purchasing this contract, then your Retirement Plan Annual Guaranteed Withdrawal Amount will be used to determine your initial Annual Guaranteed Withdrawal Amount under this contract. If you purchase this contract with 100% of the assets invested in Eligible Investments, then the initial Annual Guaranteed Withdrawal Amount equals the Retirement Plan Annual Guaranteed Withdrawal Amount on the date the rollover transaction is executed. If you purchase this contract with less than 100% of the assets invested in the Eligible Investments, then the initial Annual Guaranteed Withdrawal Amount shall be reduced proportionately. For example, if this contract is purchased with 60% of the assets invested in Eligible Investments, then the initial Annual Guaranteed Withdrawal Amount will be 60% of the Retirement Plan Annual Guaranteed Withdrawal Amount on the date the rollover transaction is executed. The Annual Guaranteed Withdrawal Amount available between the date the contract is issued and the end of the current Birthday Year will be reduced by guaranteed withdrawals made in the Retirement Plan during the same Birthday Year. In other words, guaranteed withdrawals made in the plan during the Birthday Year you purchase the contract will count toward your guaranteed withdrawals under the contract (adjusted in the manner described above if this contract is purchased with less than 100% of assets invested in Eligible Investments).

You can increase your Annual Guaranteed Withdrawal Amount by making additional purchase payments (subsequent to the initial purchase payment). The amount of the increase is equal to 5% of any additional purchase payments (4% of additional purchase payments if your Retirement Plan Guaranteed Withdrawal Percentage was 4%). We will add the increase to your Annual Guaranteed Withdrawal Amount on the day you make the purchase payment, subject to the following:

•

During the initial Birthday Year when the contract is issued, any increase to the Annual Guaranteed Withdrawal Amount available between the date of the purchase payment and the Participant’s next Birthday will be prorated by the ratio of (i) the number of days remaining in the Birthday Year and (ii) 365 days. In other words, the increase to the

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Annual Guaranteed Withdrawal Amount during the initial Birthday Year will be reduced proportionately for the partial year remaining after the purchase payment is made. This adjustment in the initial Birthday Year will not reduce the Annual Guaranteed Withdrawal Amount in future Birthday Years.

•

If the purchase payment is made after an Excess Withdrawal has occurred in any Birthday Year, then the increase will not apply until the next Birthday Year. In other words, once an Excess Withdrawal has occurred in a Birthday Year, all additional withdrawals in that Birthday Year will be Excess Withdrawals, even if additional purchase payments are made. For information about Excess Withdrawals, see “Withdrawals with the Prudential IncomeFlex Benefit,” later in this section.

Your Annual Guaranteed Withdrawal Amount may also increase for Step-Ups (described below) under “Step-Up — Increase of Annual Guaranteed Withdrawal Amount”).

Guaranteed Withdrawal Lock-In Date NOT Elected In Retirement Plan

If your Retirement Plan Guaranteed Withdrawal Lock-In Date was not elected before purchasing this contract, then your initial Annual Guaranteed Withdrawal Amount under this contract will be determined when you choose to lock in your guaranteed withdrawals (the “Lock-In Date”). You must attain age 55 to elect a Lock-In Date. If you have attained age 65, then your initial Annual Guaranteed Withdrawal Amount will equal 5% of the Protected Income Base (4% of the Protected Income Base if you have not attained age 65), as of the business day prior to your Lock-In Date. The Protected Income Base is equal to the greatest of: (A) the Roll-Up Value; (B) the Highest Birthday Value; and (C) the contract value as of the Business Day prior to the Lock-In Date. If your Lock-In Date is not on the Participant’s Birthday, then the Annual Guaranteed Withdrawal Amount available between the Lock-In Date and the Participant’s next Birthday will be prorated by the ratio of (i) the number of days remaining in the Birthday Year and (ii) 365 days. In other words, the Annual Guaranteed Withdrawal Amount during the Birthday Year you lock in guaranteed withdrawals will be reduced proportionately if that year is a partial year. This adjustment in the first Birthday Year will not reduce the Annual Guaranteed Withdrawal Amount in future Birthday Years.

You can increase your Annual Guaranteed Withdrawal Amount by making subsequent purchase payments after your Lock-In Date. The increase is equal to 5% of any additional purchase payments (4% of additional purchase payments if your Guaranteed Withdrawal Percentage is 4%). We will add the increase to your Annual Guaranteed Withdrawal Amount on the day you make the purchase payment, subject to the following:

•

During the Birthday Year you lock in guaranteed withdrawals, any increase to the Annual Guaranteed Withdrawal Amount available between the date of the purchase payment and the Participant’s next Birthday will be prorated by the ratio of (i) the number of days remaining in the Birthday Year and (ii) 365 days. In other words, the increase to the Annual Guaranteed Withdrawal Amount during the Birthday Year you lock in guaranteed withdrawals will be reduced proportionately for the partial year remaining after the purchase payment is made. This adjustment in the initial Birthday Year will not reduce the Annual Guaranteed Withdrawal Amount in future Birthday Years.

•

If the purchase payment is made after an Excess Withdrawal has occurred in any Birthday Year, then the increase will not apply until the next Birthday Year. In other words, once an Excess Withdrawal has occurred in a Birthday Year, all additional withdrawals in that Birthday Year will be Excess Withdrawals, even if additional purchase payments are made.

Your Annual Guaranteed Withdrawal Amount may also increase for Step-Ups (described below under “Step-Up — Increase of Annual Guaranteed Withdrawal Amount”). If you wish to elect the optional Prudential IncomeFlex spousal benefit, then the Annual Guaranteed Withdrawal Amount availability (minimum age of 55), initial amount, and increases due to subsequent purchase payments (4% or 5%), will all be based on the age of the younger of you and your spouse.

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What Is The Prudential IncomeFlexSM Benefit? continued

Example — Calculation of Annual Guaranteed Withdrawal Amount — Participant Age 65+

Participant age:	66
Contract value as of prior business day:	$80,000
Highest Birthday Value (HBV):	$100,000
Roll-Up Value:	$94,000
Protected Income Base (on Lock-In Date):	$100,000	(greatest of contract value, HBV, and Roll-Up Value)
Guaranteed Annual Withdrawal Amount:	$5,000	(5% of Protected Income Base)

Future purchase payments: For each dollar of future purchase payments, the Guaranteed Annual Withdrawal Amount increases $0.05 (or 5% of purchase payment). For example, a $1,000 purchase payment would increase the Annual Guaranteed Withdrawal Amount by $50, to $5,050.

Example — Calculation of Annual Guaranteed Withdrawal Amount — Participant Not Age 65

Participant age:	58
Contract Value as of prior business day:	$80,000
Highest Birthday Value (HBV):	$100,000
Roll-Up Value:	$94,000
Protected Income Base (on Lock-In Date):	$100,000	(greatest of contract value, HBV, and Roll-Up Value)
Guaranteed Annual Withdrawal Amount:	$4,000	(4% of Protected Income Base)

Future purchase payments: For each dollar of future purchase payments, Guaranteed Annual Withdrawal Amount increases $0.04 (or 4% of purchase payment). For example, a $1,000 purchase payment would increase the Annual Guaranteed Withdrawal Amount by $40, to $4,040.

Prudential IncomeFlex Spousal Benefit

With the optional Prudential IncomeFlex spousal benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse. You make an irrevocable choice whether or not to elect the spousal benefit at the Lock-In Date. The spousal benefit extends only to the person you are legally married to on the Lock-In Date. Before you can make this election, you must provide us with due proof of marriage and your spouse’s date of birth in a form acceptable to us. You may not add or remove the spousal benefit after the Lock-In Date.

Both you and your spouse must attain age 55 to lock in your guaranteed withdrawals with the spousal benefit. The age of the younger spouse is used to determine the amount of the Annual Guaranteed Withdrawal Amount. Therefore, the Annual Guaranteed Withdrawal Amount will equal 5% of the Protected Income Base if the younger spouse has attained age 65, or 4% of the Protected Income Base if the younger spouse is under age 65.

There is an additional charge for the spousal benefit. This additional charge begins on the Lock-In Date and continues until the last to die of you and your spouse.

The spousal benefit requires the same person to be both your spouse and sole Beneficiary of this contract and the IRA it funds when you elect the benefit and when you die. Once elected, the spousal benefit may not be “transferred” to a new spouse due to divorce, your spouse’s death or any other reason. The spousal benefit is irrevocable and once elected the additional charge will continue to apply until your contract ends.

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Example — Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit — Younger Spouse Not Age 65

Participant age:	66
Spouse age:	64
Contract Value as of prior business day:	$80,000
Highest Birthday Value (HBV):	$100,000
Roll-Up Value:	$94,000
Protected Income Base (Lock-In Date):	$100,000	(greatest of contract value, HBV, and Roll-Up)
Guaranteed Annual Withdrawal Amount:	$4,000	(4% of Protected Income Base)

Future purchase payments: For each dollar of future purchase payments, Guaranteed Annual Withdrawal Amount increases $0.04 (or 4% of purchase payment). For example, a $1,000 purchase payment would increase the Annual Guaranteed Withdrawal Amount by $40, to $4,040.

Prudential IncomeFlex Spousal Benefit – Participant Death Prior to Lock-In Date (Spousal Step-In Benefit)

If a Participant purchases this contract and dies before the Lock-In Date, then his or her surviving spouse may continue this contract and the Prudential IncomeFlex benefit to the extent permitted by the Code.

If, prior to purchasing this contract, a Participant dies after signing up for the Retirement Plan Prudential IncomeFlex benefit and before the Retirement Plan Lock-In Date, then his or her surviving spouse may continue the Prudential IncomeFlex benefit to the extent permitted by the Retirement Plan and the Code. The surviving spouse may rollover assets invested in Eligible Investments to this contract to the same extent as the Participant, and will receive the same transfer of Prudential IncomeFlex guarantees that would have been available to the Participant, including the adjusted Highest Birthday and Roll-Up Values.

Continuation of the Prudential IncomeFlex benefit under this contract is subject to the following conditions:

•	The Participant’s Birthday will be used to determine:
•	the Roll-Up and Highest Birthday Values under this contract;
•	the Birthday Year for Annual Guaranteed Withdrawal Amounts;
•	the availability and amount of Step-Ups.
•

At the Lock-In Date, the age of the surviving spouse will be used to determine the availability and amount of the Annual Guaranteed Withdrawal Amount, as well as increases due to subsequent purchase payments.

•	The charge for the base Prudential IncomeFlex benefit will apply until the Lock-In Date. After the Lock-In Date, the additional charge for the spousal benefit will apply until the contract ends.
•	If the surviving spouse remarries, he or she may not extend the Annual Guaranteed Withdrawal Amount for the life of a new spouse.

Withdrawals with the Prudential IncomeFlex Benefit

The Prudential IncomeFlex benefit guarantees your ability to withdraw from the contract an amount equal to the Annual Guaranteed Withdrawal Amount each Birthday Year for your lifetime.

The Prudential IncomeFlex benefit does not affect your ability to make withdrawals under your contract or limit your ability to request withdrawals that exceed the Annual Guaranteed Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Guaranteed Withdrawal Amount in any Birthday Year.

If, cumulatively, you withdraw an amount less than the Annual Guaranteed Withdrawal Amount in any Birthday Year, the unused portion will expire and will not carry-over to subsequent Birthday Years. If your cumulative withdrawals in a Birthday Year are less than or equal to the Annual Guaranteed Withdrawal Amount, then the withdrawals will not reduce your Annual Guaranteed Withdrawal Amount in subsequent Birthday Years.

Cumulative withdrawals in a Birthday Year that are in excess of the Annual Guaranteed Withdrawal

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5:

What Is The Prudential IncomeFlexSM Benefit? continued

Amount are considered Excess Withdrawals. If you make Excess Withdrawals, then your Annual Guaranteed Withdrawal Amount in subsequent years will be reduced proportionately (except with regard to certain required minimum distributions described below under “Excess Withdrawals – Required Minimum Distributions”). This means your Annual Guaranteed Withdrawal Amount will be reduced by a percentage determined by the ratio of: (a) the amount of the Excess Withdrawal, to (b) the contract value immediately prior to such withdrawal (see examples of this calculation below). We will determine whether you have made an Excess Withdrawal at the time of each withdrawal. Therefore, a subsequent increase in the Annual Guaranteed Withdrawal Amount will not offset the effect of an earlier Excess Withdrawal.

Examples — Impact of Withdrawals on Annual Guaranteed Withdrawal Amount

The examples below assume the following (the values set forth are purely hypothetical and do not reflect charges):

• Birthday Year:	May 10, 2006 through May 9, 2007
• Annual Guaranteed Withdrawal Amount:	$ 10,000
• Contract Value on June 15, 2006 (date of first withdrawal)	$160,000
• Contract Value on July 15, 2006 (date of second withdrawal)	$150,000

Example 1. Amounts less than or equal to Annual Guaranteed Withdrawal Amount

If $9,000 is withdrawn on June 15, 2006, then the following values would result:

•	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $10,000 — $9,000 = $1,000
•	Annual Withdrawal Amount for future Birthday Years remains $10,000

If an additional $1,000 is withdrawn on July 15, 2006, then the following values would result:

•	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $1,000 — $1,000 = $0
•	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $10,000

Example 2. Amount exceeds Annual Guaranteed Withdrawal Amount

If $9,000 is withdrawn on June 15, 2006, then the following values would result:

•	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $10,000 – $9,000 = $1,000
•	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $10,000

If an additional $11,000 is withdrawn on July 15, 2006, then the following values would result:

•	Amount of Excess Withdrawal (withdrawal amount in excess of remaining Annual Guaranteed Withdrawal Amount) = $11,000 – $1,000 = $10,000
•	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $0
•	Contract value immediately prior to Excess Withdrawal = $150,000 (July 15 contract value) – $1,000 (guaranteed portion of July 15 withdrawal) = $149,000
•	Amount of reduction to Annual Guaranteed Withdrawal Amount = Excess Withdrawal/contract value before Excess Withdrawal × Annual Withdrawal Amount = ($10,000 / $149,000) × ($10,000) = $671.14
•	Annual Guaranteed Withdrawal Amount for future Birthday Years = $10,000 – $671.14 = $9,328.86
•	Contract value immediately after the Excess Withdrawal = $149,000 – $10,000 = $139,000

Excess Withdrawals — Required Minimum Distributions

You may be required to withdraw more than your Annual Guaranteed Withdrawal Amount to satisfy required minimum distribution requirements under the Code (“RMD Requirements”). These withdrawals will not be treated as Excess Withdrawals, subject to the requirements that follow. As of the last business day in each calendar year (each the “RMD Calculation Date”), we will determine the amount you would need to take

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as a withdrawal to comply with the RMD Requirements during the next calendar year (each the “RMD Payment Year”). This determination is based solely on the sum of the contract value and the actuarial value of our guarantees under the Prudential IncomeFlex benefit on the RMD Calculation Date.

If the required minimum distribution (RMD) amount determined using these assumptions exceeds the Annual Guaranteed Withdrawal Amount on the RMD Calculation Date, then the difference between such RMD amount and the Annual Guaranteed Withdrawal Amount shall be the “RMD Value”. Withdrawals taken in the RMD Payment Year shall be treated as Excess Withdrawals only to the extent they exceed the RMD Value. Any RMD Value remaining at the end of each RMD Payment Year shall expire and not increase the RMD Value in any subsequent RMD Payment Year.

Example — Treatment of Withdrawals Related to Required Minimum Distributions

Birthday Year	May 10, 2006 through May 9, 2007
Contract Value on April 15, 2006	$160,000
Contract Value on May 15, 2006	$145,000
Annual Guaranteed Withdrawal Amount	$10,000
Required Minimum Distribution Amount	$14,000	(for calendar year 2006)
RMD Value	$4,000	(for calendar year 2006)

Example 1 — Withdrawal of the Annual Guaranteed Withdrawal Amount plus the RMD Value If $14,000 is withdrawn on April 15, 2006, then the following values would result:

•	$10,000 applied against the Remaining Guaranteed Withdrawal Amount
•	$4,000 applied against the RMD Value
•	Contract Value = $160,000 – $14,000 = $146,000
•	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $10,000

If an additional $10,000 is withdrawn on May 15, 2006, then the following values would result:

•	Remaining Annual Guaranteed Withdrawal Amount for the current year = $10,000 – $10,000 = $0
•	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $10,000
•	Contract Value = $145,000 – $10,000 = $135,000

Example 2 — Withdrawal of an Amount Greater than the Annual Guaranteed Withdrawal Amount plus the RMD Value

If $20,000 is withdrawn on April 15, 2006, then the following values would result:

•	$10,000 applied against the Remaining Guaranteed Withdrawal Amount
•	$4,000 applied against the RMD Value
•	$6,000 counts as an Excess Withdrawal
•	Reduction of Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ contract value before Excess Withdrawal × Annual Guaranteed Withdrawal Amount = $6,000 ÷ $146,000 × $10,000 = $410.96
•	Annual Guaranteed Withdrawal Amount for future Birthday Years = $10,000 – $410.96 = $9,589.04
•	Contract Value = $160,000 – $20,000 = $140,000

Step-Up — Increase of Annual Guaranteed Withdrawal Amount

The Annual Guaranteed Withdrawal Amount may increase if, due to positive market performance, your Step-Up Value is greater than your Annual Guaranteed Withdrawal Amount.

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5:

What Is The Prudential IncomeFlexSM Benefit? continued

The Step-Up Value is determined annually and equals 5% of your contract value on the last business day immediately before the Participant’s Birthday (4% of contract value if you did not attain age 65 on your Lock-In Date, or, if you elected the spousal benefit, either you and your spouse were not age 65 on your Lock-In Date). If the Step-Up Value is greater than your Annual Guaranteed Withdrawal Amount, then you are eligible to increase your Annual Guaranteed Withdrawal Amount to equal the Step-Up Value.

With each Step-Up, we increase the Annual Guaranteed Withdrawal Amount to be equal to the Step-Up Value. Any increase will be added to your Annual Guaranteed Withdrawal Amount on the day the Step-Up is effective.

The Step-Up will occur automatically unless the charge for the Prudential IncomeFlex benefit has increased.

If we have increased the charges for the Prudential IncomeFlex benefit, then you must choose whether or not to accept the Step-Up. If you do, then the current higher charges will apply to your entire contract value following a Step-Up.

If accepting the Step-Up will increase your Prudential IncomeFlex charges, then we will provide you with 90 days notice that you are eligible for the Step-Up and that the Step-Up will increase your charges. Unless you notify us in writing by the end of the 90 day period that you reject the Step-Up, the Step-Up and resulting increase in charges will be considered accepted. Any such increase in Prudential IncomeFlex charges would be subject to the maximum charge limit set forth in the Summary of Contract Expenses.

Example — Step Up Calculation

Birthday	May 10, 2006
Annual Guaranteed Withdrawal Amount	$4,000
Contract Value as of May 9, 2006	$100,000
Guaranteed Withdrawal Percentage	5%
•	Step-Up Value = $100,000 × 5% = $5,000
•	Step-Up Value > Annual Guaranteed Withdrawal Amount ($5,000 > $4,000)
•	Annual Guaranteed Withdrawal Amount for future Birthday Years = $5,000

Benefits Under IncomeFlex

•

If your contract value equals zero and your Annual Guaranteed Withdrawal Amount is greater than zero, we will pay you the Annual Guaranteed Withdrawal Amount in monthly withdrawal payments, unless you request another payment frequency.

•	When the contract value equals zero, we will no longer accept purchase payments under the contract.

Other Important Considerations

•	Withdrawals under Prudential IncomeFlex are subject to all of the terms and conditions of the contract.
•

Withdrawals made while Prudential IncomeFlex is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the contract. Prudential IncomeFlex does not directly affect the contract value or surrender value, but any withdrawal will decrease the contract value by the amount of the withdrawal. If you surrender your contract, you will receive the current contract value, not the Protected Income Base or Annual Guaranteed Withdrawal Amount.

Termination of IncomeFlex and Waiting Period

You may terminate the Prudential IncomeFlex benefit by surrendering your contract. If you terminate the

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Prudential IncomeFlex benefit, any guarantee provided by the benefit will end as of the date the termination is effective.

Prudential IncomeFlex terminates:

•	upon your surrender of the contract,
•	upon your death (or the death of you and your spouse, if the spousal benefit was elected),
•	upon a change in ownership of the contract that changes the tax identification number of the contract owner other than in connection with a Prudential IncomeFlex spousal benefit, or
•	upon your election to begin receiving annuity payments.

We cease imposing the charge for Prudential IncomeFlex upon the effective date of the benefit termination for the events described above.

While you may terminate IncomeFlex at any time, we may not terminate the benefit other than in the circumstances listed above. However, to the extent permitted by applicable law, we may stop offering the Prudential IncomeFlex benefit by refusing new purchase payments, or we may increase related charges for new purchase payments and Step-Up transactions at any time in the future.

Currently, if you terminate the Prudential IncomeFlex benefit, you will only be permitted to re-elect the benefit in another of our contracts after 90 calendar days from the date the benefit was last terminated.

Additional Tax Considerations for Qualified Contracts/Arrangements

You have purchased the contract as an investment vehicle to be held by a custodial traditional individual retirement account (IRA). Required minimum distribution rules under the Code require that you begin receiving periodic amounts from your IRA beginning after age 70 1/2. The amount required under the Code may exceed the Annual Guaranteed Withdrawal Amount. See “Excess Withdrawals — Required Minimum Distributions”, earlier in this section.

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6:

How Can I Purchase The Prudential Retirement

Security Annuity?

PURCHASE PAYMENTS

The initial purchase payment is the amount of money you give us to purchase the contract. Unless we agree otherwise and subject to our rules, the minimum initial purchase payment is $20,000. You must get our prior approval for any initial and additional purchase payment of $1 million or more, unless we are prohibited under applicable state law from insisting on such prior approval. To the extent permitted by law, we reserve the right to cease accepting new purchase payments under the contract at any time. With some restrictions, you can make additional purchase payments of no less than $50 at any time during the accumulation phase. Currently, we waive this minimum purchase payment requirement, but may impose it at any time in the future.

Currently, you must get a prior approval to make maximum aggregate purchase payments in excess of $2 million unless we are prohibited under applicable state law from insisting on such prior approval. We limit the maximum total purchase payments in any contract year other than the first to $1 million absent our prior approval. Depending on applicable state law, other limits may apply. This contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the contract must be issued to a custodial account established as an IRA.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your purchase payment among the variable options based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.

When you make an additional purchase payment, we will allocate it in the same way as your most recent purchase payment unless you tell us otherwise.

You may change your allocation of future invested purchase payments at any time. Contact the Prudential Retirement Service Center for details.

We generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment in good order at the Prudential Retirement Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Retirement Service Center. Subsequent purchase payments received in good order after the close of the business day will be credited on the following business day.

At our discretion, we may give initial and subsequent purchase payments (as well as transfers) received in good order by certain broker/dealers prior to the close of a business day the same treatment as they would have received had they been received at the same time at the Prudential Retirement Service Center. Any such arrangements would be governed by the terms and conditions of a written agreement between us and the broker/dealer.

CALCULATING CONTRACT VALUE

The value of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1)	Adding up the total amount of money allocated to a specific investment option;
2)	Subtracting from that amount insurance charges and any other applicable charges such as for taxes; and
3)	Dividing this amount by the number of outstanding accumulation units.

When you make a purchase payment to a variable investment option, we credit your contract with accumulation units of the sub-account or sub accounts for the investment options you choose. The number of

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accumulation units credited to your contract is determined by dividing the amount of the purchase payment allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments.

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7:

What Are The Expenses Associated With The Prudential

Retirement Security Annuity?

There are charges and other expenses associated with the contract that reduce the return on your investment. These charges and expenses are described below.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract.

INSURANCE AND ADMINISTRATIVE CHARGES

Each day we make a deduction for the insurance and administrative charges. These charges cover our expenses for mortality and expense risk, administration, marketing and distribution. The mortality risk portion of the charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs.

The current insurance and administrative charge equals, on an annual basis 0.50% of the daily value of the contract. We have the right to increase this charge up to 1.60%, but we have no current intention to do so. Any increase in this charge would apply immediately to the daily value of the contract.

PRUDENTIAL INCOMEFLEX CHARGES

In addition to the current insurance and administrative charge, each day we make a deduction for the charges associated with the Prudential IncomeFlex benefit. We impose a current charge equal, on an annual basis, to 0.95% for the base Prudential IncomeFlex benefit. We have the right to increase this charge up to 1.45%, but we have no current intention to do so. If you elect the optional Prudential IncomeFlex spousal benefit, then we impose a current charge equal, on an annual basis, to 1.45% (or 0.50% more than the base Prudential IncomeFlex benefit). We have the right to increase this charge up to 2.05%, but we have no current intention to do so. Any increase in these charges would apply only to new purchase payments and Step-Up transactions after the effective date of the increase. The charge for the optional Prudential IncomeFlex spousal benefit replaces the charge for the base Prudential IncomeFlex benefit (that is, both Prudential IncomeFlex charges do not apply).

If the charges under the contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the contracts.

CONTRACT MAINTENANCE CHARGE

During the accumulation phase, we reserve the right to charge an annual contract fee for administrative expenses. Currently, we waive this fee. Although this fee currently is waived, we may begin to impose and may change this fee up to a maximum of $150 per year, but

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we have no current intention to do so. Also, we may establish and reserve the right to change a level of contract value at which we waive this fee. If we begin to charge this fee, it will be assessed quarterly on the last business day of the quarter, and the charge will be deducted proportionately from each of the contract’s variable investment options.

TAXES ATTRIBUTABLE TO PREMIUM

There may be federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. It is our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

TRANSFER FEE

You can make up to 12 free transfers every contract year. We measure a contract year from the date we issue your contract (contract date). If you make more than 12 transfers in a contract year, we may deduct a transfer fee of up to a maximum of $30 per transfer. Currently, we waive this fee. If we begin to impose this fee, we will deduct the transfer fee pro-rata from the investment options from which the transfer is made.

COMPANY TAXES

We pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.

UNDERLYING MUTUAL FUND FEES

When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2006, the fees of these funds ranged from 1.05% to 1.12% annually. For certain funds, expenses are reduced pursuant to expense waivers and comparable arrangements. In general, these expense waivers and comparable arrangements are not guaranteed, and may be terminated at any time. For additional information about these fund fees, please consult the prospectuses for the funds.

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8:

How Can I

Access My Money?

You can access your money by:

•	Making a withdrawal (either partial or complete); or
•	Choosing to receive annuity payments during the annuity phase (annuitization). Please see Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?”

WITHDRAWALS DURING THE ACCUMULATION PHASE

When you make a full withdrawal, you will receive the value of your contract minus any applicable fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Retirement Service Center.

Unless you tell us otherwise, any partial withdrawal will be made proportionately from all of the variable investment options you have selected. The minimum amount which may be withdrawn is $250. We currently waive this minimum. We may begin to impose this minimum at any time in the future. We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order.

Income taxes, tax penalties and certain restrictions also may apply to any withdrawal you make. For a more complete explanation, see Section 9.

AUTOMATED WITHDRAWALS

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options. The minimum automated withdrawal amount you can make generally is $250. We currently waive this minimum. We may begin to impose this minimum at any time in the future.

Income taxes, tax penalties and certain restrictions may apply to automated withdrawals. For a more complete explanation, see Section 9.

SUSPENSION OF PAYMENTS OR TRANSFERS

The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

•	The New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	Trading on the New York Stock Exchange is restricted;
•	An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or
•	The SEC, by order, permits suspension or postponement of payments for the protection of owners.

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9:

What Are The Tax Considerations Associated With The Prudential

Retirement Security Annuity?

This tax discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a “marriage” as a legal union between a man and a woman and a “spouse” as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice.

This contract will be purchased by a custodial IRA, which can hold other permissible assets other than the annuity. This contract is currently not available for Roth IRA or other tax favored plans. The terms and administration of the trust or custodial account in accordance with the laws and regulations are the responsibility of the applicable trustee or custodian.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans.

Currently, the contract will be purchased for use in connection with individual retirement accounts, which are subject to Section 408 of the Code. This contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the contract must be issued to a custodial account established as an IRA. This description assumes that you have satisfied the requirements for eligibility for these accounts.

You should be aware that tax favored plans such as IRAs generally provide tax deferral regardless whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax deferral benefits.

IRAs. When you buy this contract for use in an IRA, we will provide you a copy of the prospectus and contract. The “IRA Disclosure Statement,” delivered to you separately, contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a “free look” for seven days following receipt of the disclosure statement. During this time, if the IRA is being established at the same time you purchase the contract, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount your contract is worth, if greater) less any applicable federal and state income tax withholding. Otherwise, state law rules governing short-term cancellation rights may apply. See Section 1, “What Is The Prudential Retirement Security Annuity?”

Contributions Limits/Rollovers. Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a “rollover” of amounts from a qualified retirement plan (see cover page of prospectus). You must make a minimum initial payment of $20,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. For 2007, the limit is $4,000, increasing to $5,000 in 2008. After 2008, the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year.

The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law and the contract). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a “conduit IRA,” which means that you will not retain possible favorable tax treatment if you subsequently “roll over” the contract funds originally derived from a qualified retirement plan into another Section 401(a) plan. Beginning in 2007, non-spouse beneficiaries can also roll over distributions from a tax favored retirement plan into an inherited IRA. Currently this contract is not available to fund inherited IRAs.

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9:

What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity? continued

Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

•	A 10% “early distribution penalty”;
•	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
•	Failure to take a minimum distribution.

Required Minimum Distribution Provisions and Payment Option

When you hold the contract under an IRA (or other tax-favored plan), IRS required minimum distribution provisions must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment from the IRA must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

To determine the amount of any required minimum distributions the value of the contract will be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits under the contract. As a result, if amounts are distributed from the contract to satisfy the required minimum distributions rules, the amount distributed may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.

You can use the minimum distribution option to satisfy the IRS required minimum distribution rules for this contract without either beginning annuity payments or surrendering the contract. We will distribute to you this required minimum distribution amount, less any other partial withdrawals that you made during the year. Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. Similarly, if the IRA that includes the contract has other investments, you can choose to satisfy your minimum distribution requirement from those investments.

Penalty for Early Withdrawals

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA before you attain age 59 1/2.

Amounts are not subject to this tax penalty if:

•	the amount is paid on or after you reach age 59 1/2 or die;
•	the amount received is attributable to your becoming disabled; or
•

the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.

Withholding

Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

•	For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with three exemptions; and

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•	For all other distributions, we will withhold at a 10% rate.

State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country.

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA Disclosure/Requirements

ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

Information about any applicable fees, charges, discounts, penalties or adjustments may be found under Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity Contract?”

Information about sales of the contract may be found under “Other Information” in Section 10.

In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

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10:

Other

Information

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY (PRIAC)

PRIAC is a stock life insurance company incorporated under the laws of Connecticut in 1981. PRIAC’s principal business address is 280 Trumbull Street, Hartford, CT, 06103. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts. The Company was formerly a subsidiary of Connecticut General Life Insurance Company, which is an indirect, wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania. On April 4, 2004, the Company was acquired by The Prudential Insurance Company of America, a New Jersey corporation (“Prudential Insurance”). The Company is a wholly-owned subsidiary of Prudential Insurance, which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc., Newark, New Jersey, an insurance holding company. As PRIAC’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of PRIAC and Prudential Insurance. However, neither Prudential Financial, Prudential Insurance, nor any other related company has any legal responsibility to pay amounts that PRIAC may owe under the contract.

THE SEPARATE ACCOUNT

We have established a separate account, the PRIAC Variable Contract Account A (separate account), to hold the assets that are associated with the variable annuity contracts. The separate account was established under Connecticut law on October 6, 2006, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.

The assets of the separate account are held in the name of PRIAC and legally belong to us. Income, gains, and losses, whether or not realized, for assets allocated to the separate account, are, in accordance with the applicable contracts, credited to or charged against the separate account without regard to other income, gains, or losses of PRIAC. Assets of the separate account may not be charged with liabilities arising out of any other business of PRIAC. However, all obligations under the contract are PRIAC’s general corporate obligations. More detailed information about PRIAC, including its audited financial statements, is provided in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of annuity contracts and life insurance products we and our affiliates offer.

PIMS’s principal business address is Three Gateway Center, 14th Floor, 100 Mulberry Street, Newark, New Jersey 07102. PIMS is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the National Association of Securities Dealers, Inc. (NASD).

The contract is offered on a continuous basis. PIMS may enter distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the contract but are exempt from registration (firms). Applications for the contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the contract directly to potential purchasers.

Commissions may be paid to firms on sales of the contract according to one or more schedules. The individual representative would receive a portion of the compensation, depending on the practice of his or her firm. Currently, we do not intend to pay commissions in connection with sales of the contract, but may do so in the future. Any commission would be generally based on a percentage of purchase payments, up to a maximum of 8%.

We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the contract. Commissions and other compensation paid in relation to the contract do not result in any additional charge to you or to the separate account.

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In addition, in an effort to promote the sale of our products (which may include the placement of PRIAC and/or the contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the contract’s features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements, if any, is provided in the Statement of Additional Information which is available upon request.

To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8% of the total purchase payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.

LITIGATION

PRIAC may be subject to various pending or threatened legal or regulatory proceedings arising from the conduct of its business. Most of these matters are routine and in the ordinary course of business. Litigation and regulatory matters are subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of PRIAC in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of a litigation or regulatory matter. Management believes, however, that the ultimate outcome of all pending or threatened litigation or regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on PRIAC’s financial position.

ASSIGNMENT

This contract must be used to fund an individual retirement account, and therefore you generally may not assign the contract during your lifetime.

MISSTATEMENT OF AGE OR SEX – ANNUITY PAYMENTS

If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments are based, then we will make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your annuity.

MISSTATEMENTS AND CORRECTIONS AFFECTING THE PRUDENTIAL INCOMEFLEX BENEFIT

If we discover that your age, your spouse’s age or any other fact pertaining to our guarantees under the Prudential IncomeFlex benefit was misstated, or we discover a clerical error, then we will make adjustments to any fees, guarantees or other values under this annuity to reasonably conform to the facts following our established procedures, which shall be applied on a uniform basis.

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10:

Other Information continued

STATEMENT OF ADDITIONAL INFORMATION

Contents:

•	Company
•	Experts
•	Principal Underwriter
•	Payments Made to Promote Sale of Our Products
•	Allocation of Initial Purchase Payment
•	Determination of Accumulation Unit Values
•	Federal Tax Status
•	Financial Statements

HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contract owner that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling (877) 778-2100.

CONTRACT OWNER INQUIRIES

Contact owner inquiries can be made to the Prudential Retirement Service Center by calling (877) 778-2100 or write us at 30 Scranton Office Park, Scranton, PA 18507-1789.

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PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUDENTIAL RETIREMENT SECURITY ANNUITY DESCRIBED IN PROSPECTUS

(print your name)

(address)

(city/state/zip code)

MAILING ADDRESS:

PRUDENTIAL RETIREMENT SERVICE CENTER

30 Scranton Office Park,

Scranton, PA 18507-1789